BUTTERFIELD - BLAIR, INC.
                              d/b/a/ novahead, inc.
                            (a Colorado Corporation)
                             SUBSCRIPTION AGREEMENT

1. The undersigned hereby subscribes for 10,000 Shares of Restricted Common Stock (hereinafter'"Shares") as described under Rule 144 of the Rules and Regulations of the United States Securities and Exchange Commission of Butterfield - Blair, Inc,, d/b/a/ novahead, inc., a Colorado corporation (the "Company"). Such Shares are being offered by the Company for a purchase price of $0.50 per share. The undersigned tenders the sum of $5,000.00 payment thereof, together with the tender of this Subscription Agreement.

2. The undersigned represents and warrants that he is a bona fide resident of the State of Arizona and the county of Maricopa.

3. The undersign(d acknowledges.

     a.   That he/she has received adequate information about the Company;

     b. That this subscription, if accepted by the Company, is legally binding and irrevocable;

     c.   That the Company has no financial and operating history;

     d. That the Shares have not been registered under the Securities Act of 1 933 as amended.

     e. That the representations and warranties provided in this Subscription Agreement are being relied upon by the Company as the basis for the exemption from the registration requirements of the Securities Act of 1933, and of the applicable state's securities laws.

4. Further, the undersigned represents and warrants as follows:

     a. That the undersigned subscriber is purchasing the Shares as an investment and the Shares are purchased solely for the undersigned's own account and not with a view to distribution, assignment, resale or other transfer of the Shares.

     b.   That  the   undersigned   subscriber  has  sufficient   knowledge  and
          experience in financial and business matters to evaluate the merits and risks of an investment in the Shares.

     c. That the undersigned subscriber is able to bear the economic risk of an investment in the Shares.

     d. That the undersigned subscriber is aware of the high degree of risk involved in rtuilang are investment in the Shares;

     e.   That the undersigned  subscriber's  decision to purchase the Shares is
          solely  based  upon  adequate   information   and  his/her   questions
          concerning the transaction, have been addressed.

     f. That the undersigned subscriber is purchasing the Shares directly from the Company and understands that neither the Company nor the Offering is associated with, endorsed lay, nor related ire any way whiz any investment company, national or local brokerage firm or other broker dealer. The undersigned subscriber's decision to purchase the Shares is not based in whole or in part on any assumption or understanding that an investment company, national or local brokerage farm or other broker dealer is involved

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          in anyway in this Offering or has endorsed or otherwise recommended an investment in these Shares. g. That the undersigned subscriber has replacement liquidity that he/she could suitably absorb a high-risk illiquid investment in these Shares.

Accredited Investors:

Accredited Investor is defined in the Securities Act of 1933, Rule 501(a) and shall mean any person who comes within any of the following categories, or who the issuer reasonable believes comes within any of these categories, at the time of the sale of the securities to that person:

(1) Bank, Broker, Insurance Company, Investment Company, Small Business Investment Company, State plan, or Employee Benefit Plan. Any bank as defined in section 3 (a) (2) of the Act, or any savings anti loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange act of 1934; any insurance Company as defined. in section 2 (13) of the Act; any investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in section 2 (a) (48) of that Act; any Small Business; Investment Company licensed by the U.S. Small Business Administration under section 301 (c) or (d) of the Small Business Investment Act of 1958; and plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, far the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance Company , or registered investment adviser, or if the employee benefit plan has fatal assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made safely by persons that are accredited investors;

(2) Private Business Development Company. Arty private business development Company as defined in section 202 (a) (22) of the Investment Advisers Act of 1940;

(3) Organization, partnership, Corporate or Other Entity Investor. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not farmed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Officer of issuer. Any director, executive officer, or genera! partner of the issuer of the securities being offered or sold, or any director, executive officer, or ,general partner of 'a general partner of that issuer;

(5) $1, 000, 000 Net Worth. Any natural person whose individual net. worth, or ,aim net worth with that person's spouse, at flee time of this purchase exceeds $1,000,000;

(6) $200,000 Income. Any natural person who had individual income in excess of $200,000 in each of the two mast recent years or point income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current year;

(7) Trust. Any trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506 (b) ('2) (ii); and

(8) Entity. Any entity in which all of the equity owners are accredited investors.


Based on the definition of an "Accredited Investor" which is dined above, a certify that I am an Accredited Investor.

     f. The undersiglied further represents that (initial appropriate category)

     X I am it natural person and I am an Accredited Investor with an individual net worth, or joint worth with my spouse at the time of purchase, (Per page 2 of this Agreement) and,

          Bank, Broker,  Insurance Company,  Investment Company,  Small Baseness
          Investment  Company,   State  Plan,  or  Employee  Benefit  Plan.  Per
          definitions page 2.

          Private Investar Business Development Company. Per the definition page 2.

          Organization, Partnership, Corporate or Other Entity Investor. Per the definition page 2.

          Officer of issuer. Per the definition page 2.

     X    $1,000,000 Net Worth. Per the definition page 2.

     X    $200,000 Income. Per the definition page 2.

          Trust. Per the definition page 2.

          Entity. Per the definition page 2.

     i. That Regulation D requires the Company to conclude that each investor has sufficient knowledge and. experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, or to verify that the investor lea retained the services of one or itaoze purchaser representatives for the purpose of evaluating the risks of investment in the shares, and hereby represents arid warrants that he has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares mid making an informed investment decision and will not require a purchaser representative.

5. The undersigns understands and agrees that the subscription is made subject to each of the following terms and conditions:

     a. The Company shall have the right to accept or reject this subscription, in whole or in part, for any reason. Upon receipt of each Subscription Agreement, the Company shall have 5 days in which to accept or reject it. If tire Company takes no action during said period, the subscription shall be deemed to have bean accepted. In each case where the subscription is rejected, the Company shall return the entire amount tendered by the subscriber, without interest;

     b. That the undersigned subscriber will, from tune to tune, execute and deliver such documents or other instruments as may be requested by the Company in order to aid the Company in the consummation of the transactions contemplated by the Subscription Agreement.

6. The undersigned hereby constitutes and appoints the Company, with full power of substitution, as attorney in fact, the purpose of executing and delivering, swearing to and filing, any documents or instruments related to or required to make any necessary clarifying or conforming changes in the Subscription Agreement so that such document is correct. in respects.

7. As used herein, the singular shall include tire plurai and the masculine shall include the feminine where necessary to clarify the meaning of this Subscription Agreement. All terms not defined herein shall have the sairae meanings as defined under the Securities Act of 1933, Rule 501 that defies Accredited Investor.

INDIVIDUAL OWNERSHIP:

WILLIAM S. SEFTUN
Name Please Type or Print

/s/William S. Seftun

###-##-####
Serial Security Number

OTHER OWNERSHIP:

None.
Name Please Print or Type

(Signature), Title

Address:          26609 N 160th St
                  Scottsdale, Arizona 85255

By executing this signature page the undersigned subscriber agrees to be bound by all the terms of this Subscription Agreement, and further, hereby executes, makes, adepts, confirms, and agrees to all terms, representations and warranties in the Subscription Agent.

I do hereby certify that the representations made herein concerning my financial status are true, accurate and complete to the best of my knowledge.

Number Shares      10,000
Dollar Amount     $5,000.00


                             BUTTERFIELD-BLAIR, INC.
                              d/b/a novahead, inc.
                            (a Colorado Corporation)

IN WITNESS WHEREOF, the undersigned has executed this Subsccription Agreement this 21 Day of February, 2002.



Butterfield-Blair, Inc. accepts this Subscription as of

the     day of                                , 2001.

Butterfield-Blair, Inc.
d/b/a/ novahead, inc.

By:
THOMAS J. SWEENEY, President


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